EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. §§1350)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §§1350), the undersigned, Mathew McNeally, Chief Executive Officer and President of Capital Group One, Inc., a Florida corporation (the “Company”), does hereby certify, to his knowledge, that:

      The Quarterly Report on Form 10-QSB for the quarter ended May 31, 2001 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 4, 2003	By: /s/ Mathew McNeally Mathew McNeally President, Chief Executive Officer